UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

RESOURCE CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

RESOURCE CAPITAL CORP.

To Be Held On:

June 7, 2012 at 1:00 p.m.

located at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, Pennsylvania

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request as instructed below before 05/17/12.

Please visit http://phx.corporate-ir.net/phoenix.zhtml?c=192004&p=proxy,  where the following materials are available for view:

● Proxy Statement

● Form of Electronic Proxy Card

● Annual Report on Form 10-K

TO REQUEST MATERIAL:   TELEPHONE:  888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL:  info@amstock.com

WEBSITE:  http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:                                 ONLINE: To access your online proxy card, please visit  www.voteproxy.com and follow the on-screen instructions.  You may enter your voting instructions at www.voteproxy.com up until
                11:59 PM Eastern Time the day before the cut-off or meeting date.

               IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. ELECTION OF DIRECTORS:	2. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.
NOMINEES:
¡ Walter T. Beach ¡ Edward E. Cohen ¡ Jonathan Z. Cohen ¡ William B. Hart ¡ Gary Ickowicz ¡ Steven J. Kessler ¡ Murray S. Levin ¡ P. Sherrill Neff	In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the
 manner specified above by the named proxies.  If no direction is made, this proxy will be voted FOR all nominees listed and
 FOR the ratification of Grant Thornton LLP for the fiscal
 year ending December 31, 2012.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Please note that you cannot use this notice to vote by mail.